Exhibit 10.5

FIFTH AMENDMENT TO
PURCHASE AND SALE AGREEMENT
AND ESCROW INSTRUCTIONS

BY AND BETWEEN

THE SELLER PARTIES IDENTIFIED HEREIN
(“Seller”)
and
THE BUYER PARTIES IDENTIFIED HEREIN
(“Buyer”)

Dated effective as of June 18, 2008

FIFTH AMENDMENT TO
PURCHASE AND SALE AGREEMENT
AND ESCROW INSTRUCTIONS
     THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this “Amendment”) is made effective as of June 18, 2008 (the “Effective Date”), by and among HCP, INC. (formerly known as Health Care Property Investors, Inc.), a Maryland corporation (“HCP”), FAEC HOLDINGS (BC), LLC, a Delaware limited liability company (“FAEC”), HCPI TRUST, a Maryland real estate trust (“HCPIT”), HCP DAS PETERSBURG VA, LP, a Delaware limited partnership (“HCPDAS”), and TEXAS HCP HOLDING, L.P., a Delaware limited partnership (“THH”), HCP CLEVELAND-WEBSTER TX 2008, LLC, a Delaware limited liability company (“HCP Cleveland-Webster”, and together with HCP, HCPIT, HCPDAS, FAEC and THH collectively, the “Seller”), MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, MPT OF CHERAW, LLC, a Delaware limited liability company, MPT OF IDAHO FALLS, LLC, a Delaware limited liability company, MPT OF BENNETTSVILLE, LLC, a Delaware limited liability company, MPT OF CLEVELAND, TEXAS, L.P, a Delaware limited partnership, MPT OF WEBSTER, L.P., a Delaware limited partnership, MPT OF TUCSON, LLC, a Delaware limited liability company, MPT OF BOSSIER CITY, LLC, a Delaware limited liability company, MPT OF WICHITA, LLC, a Delaware limited liability company, MPT OF BRISTOL, LLC, a Delaware limited liability company, MPT OF ENFIELD, LLC, a Delaware limited liability company, MPT OF NEWINGTON, LLC, a Delaware limited liability company, MPT OF PROVIDENCE, LLC, a Delaware limited liability company, MPT OF WARWICK, LLC, a Delaware limited liability company, MPT OF SPRINGFIELD, LLC, a Delaware limited liability company d/b/a MPW-MPT of Springfield, MPT OF FT. LAUDERDALE, LLC, a Delaware limited liability company, MPT OF POPLAR BLUFF, LLC, a Delaware limited liability company, MPT OF WEST VALLEY CITY, LLC, a Delaware limited liability company, and MPT OF MORGANTOWN, LLC, a Delaware limited liability company (collectively the “Buyer”), and FAYETTEVILLE HEALTH ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (the “Fayetteville LP”).
RECITALS
A. Buyer and Seller entered into that certain Purchase and Sale Agreement and Escrow Instructions, dated as of March 13, 2008, as amended by that certain First Amendment to Purchase and Sale Agreement and Escrow Instructions, dated as of March 28, 2008, that certain Second Amendment to Purchase and Sale Agreement and Escrow Instructions, dated as of April 1, 2008, that certain Third Amendment to Purchase and Sale Agreement and Escrow Instructions, dated as of April 22, 2008, and that certain Fourth Amendment to Purchase and Sale Agreement and Escrow Instructions, dated as of May 14, 2008 (as amended, the “Purchase Agreement”), for the purchase and sale of certain properties more particularly described therein. All capitalized terms used but not defined in this Amendment shall have the same meanings as set forth in the Purchase Agreement.
B. Buyer and Seller wish to amend the Purchase Agreement as set forth below.

AGREEMENT
     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereby agree that the Purchase Agreement is amended as follows:
1. Fayetteville LP Joinder. Fayetteville LP, by executing and delivering this Amendment, hereby becomes a Seller under the Purchase Agreement with respect to the Fayetteville Property and agrees to be bound by all of the terms of the Purchase Agreement to the extent that they pertain to the Fayetteville Property, including, without limitation, Section 1.6 thereof.
2. HCP Cleveland-Webster Joinder. HCP Cleveland-Webster, by executing and delivering this Amendment, hereby becomes a Seller under the Purchase Agreement and agrees to be bound by all of the terms of the Purchase Agreement, including, without limitation, Section 1.6 thereof. The provisions of this Section 2 shall be retroactively effective as of March 28, 2008.
3. Fayetteville Property. Notwithstanding any provision to the contrary contained in Article XII of the Purchase Agreement, Fayetteville LP shall convey and transfer to Buyer with respect to the Fayetteville Property, fee simple title to such Fayetteville Property upon the Closing thereof and in accordance with the provisions of the Purchase Agreement. The parties hereby agree that as of the date hereof (i) the provisions of Article XII of the Purchase Agreement shall have no further force or effect to the extent that they pertain to the Fayetteville Property (other than the definitions set forth in Section 12.1 and the representations and warranties set forth in Section 12.3(c) of the Purchase Agreement), and (ii) notwithstanding the foregoing, all provisions of Article XII of the Purchase Agreement shall remain in full force and effect to the extent that they pertain to the Wichita Property and the Wichita Partnership Interest.
4. Partial Termination. Notwithstanding anything contained herein or in the Purchase Agreement to the contrary, in the event HCP does not, to the extent required, receive (a) consents from the limited partners under the LP Agreements to convey and transfer fee simple title to the Fayetteville Property to Buyer, and (b) a waiver or expiration of any rights of first refusal granted to the Tenant or any other third party pursuant to the Lease pertaining to the Fayetteville Property, then unless HCP and Buyer shall otherwise agree, the Purchase Agreement shall be Partially Terminated with regard to the Fayetteville Property and the Fayetteville Property shall be deemed to be a “Deleted Property” for purposes of the Purchase Agreement.
5. Amendment to Schedule 1.3 - Allocated Purchase Price. Schedule 1.3 of the Purchase Agreement is hereby amended by replacing the rows with respect to the Allocated Purchase Price of the Fayetteville Partnership Interest in their entirety as follows:

Fayetteville	Arkansas	19,452,000
	Arkansas Total:	19,452,000

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6. Several Liability. Notwithstanding any provision to the contrary contained in the Purchase Agreement, Buyer acknowledges and agrees that the obligations of Fayetteville LP, as seller of the Fayetteville Property under the Purchase Agreement, are several and not joint, and that Fayetteville LP shall be personally liable and responsible only with respect to the representations, warranties, covenants and other obligations of the Seller under the Purchase Agreement with respect to the Fayetteville Property.
7. Continuity of Purchase Agreement. Except as amended by this Amendment, the Purchase Agreement remains in full force and effect and is hereby ratified and confirmed.
8. Counterparts. This Amendment may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.
9. Electronically Transmitted Signatures. Telecopied signatures or signatures sent by electronic mail may be used in place of original signatures on this Amendment. Seller and Buyer intend to be bound by the signatures on the telecopied or electronically mailed document, are aware that the other party will rely on the telecopied or electronically mailed signatures, and hereby waive any defenses to the enforcement of the terms of this Amendment based on the form of signature. Following any facsimile or electronic mail transmittal, the party shall promptly deliver the original instrument by reputable overnight courier in accordance with the notice provisions of the Purchase Agreement.
10. Severability. If any provision of this Amendment is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Amendment shall nonetheless remain in full force and effect.
11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to any principle or rule of law that would require the application of the law of any other jurisdiction.
[Signature Pages Follow]

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     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the Effective Date.

SELLER:

HCP, INC., a Maryland corporation

By:	/s/ Brian J. Maas

Name:	Brian J. Maas
Its:	Senior Vice President

FAEC HOLDINGS (BC), LLC, a Delaware limited liability company

By:	HCP, INC., a Maryland corporation its Sole Member

	By:	/s/ Brian J. Maas

	Name:	Brian J. Maas
	Its:	Senior Vice President

HCP DAS PETERSBURG VA, LP, a Delaware limited partnership

By:	HCP DAS PETERSBURG VA GP, LLC, a Delaware limited liability company, its General Partner

	By:	/s/ Brian J. Maas

	Name:	Brian J. Maas
	Its:	Senior Vice President

TEXAS HCP HOLDING, L.P., a Delaware limited partnership

By:	TEXAS HCP G.P., INC., a Delaware corporation, its General Partner

	By:	/s/ Brian J. Maas

	Name:	Brian J. Maas
	Its:	Senior Vice President
Signature Page

HCP CLEVELAND-WEBSTER TX 2008, LLC, a Delaware limited liability company

By:	TEXAS HCP HOLDING, L.P., a Delaware limited partnership, its Sole Member

	By:	TEXAS HCP G.P., INC., a Delaware corporation, its General Partner

		By:	/s/ Brian J. Maas

		Name:	Brian J. Maas
		Its:	Senior Vice President

HCPI TRUST, a Maryland real estate trust

By:	/s/ Brian J. Maas

Name:	Brian J. Maas
Its:	Senior Vice President

FAYETTEVILLE LP:

FAYETTEVILLE HEALTH ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership

By:	HCP, INC., a Maryland corporation, its sole general partner

	By:	/s/ Brian J. Maas

	Name:	Brian J. Maas
	Its:	Senior Vice President
Signature Page

BUYER:

MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	/s/ Michael G. Stewart

Name:	Michael G. Stewart
Its:	EVP & General Counsel

MPT OF BENNETTSVILLE, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel

MPT OF CHERAW, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel
Signature Page

MPT OF CLEVELAND, TEXAS, L.P., a Delaware limited partnership

By:	MPT OF CLEVELAND, TEXAS, LLC, a Delaware limited liability company, its General Partner

	By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

		By:	/s/ Michael G. Stewart

		Name:	Michael G. Stewart
		Its:	EVP & General Counsel

MPT OF BOSSIER CITY, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel

MPT OF TUCSON, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel
Exhibit A

MPT OF WEBSTER, L.P., a Delaware limited partnership

By:	MPT OF WEBSTER, LLC, a Delaware limited liability company, its General Partner

	By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

		By:	/s/ Michael G. Stewart

		Name:	Michael G. Stewart
		Its:	EVP & General Counsel

MPT OF IDAHO FALLS, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel

MPT OF WICHITA, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel
Signature Page

MPT OF BRISTOL, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel

MPT OF ENFIELD, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel

MPT OF NEWINGTON, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel

MPT OF PROVIDENCE, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel
Signature Page

MPT OF WARWICK, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel

MPT OF SPRINGFIELD, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel

MPT OF FT. LAUDERDALE, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel

MPT OF WEST VALLEY CITY, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel
Signature Page

MPT OF POPLAR BLUFF, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel

MPT OF MORGANTOWN, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel
Signature Page

TITLE COMPANY:

FIRST AMERICAN TITLE INSURANCE COMPANY

By:	/s/ James R. Lomenick

Name:	James R. Lomenick
Title:	Underwriting Counsel National Commercial Services First American Title Insurance Company

for 5th Amendment.
Signature Page